EXHIBIT 10.4

                               SECURITY AGREEMENT

      THIS SECURITY AGREEMENT (this "Security Agreement") is made this 30th day of November 2005 by and between Gales Industries Incorporated, a Delaware corporation, with an address at 333 East 66th Street, 9th Floor, New York, New York 10021 (the "Debtor") and Luis Peragallo, an individual with an address at 53 Willow Ridge Drive, Smithtown, New York 11787 (the "Secured Party").

                              W I T N E S S E T H:

      This Security Agreement is entered into in conjunction with that certain Subordinated Secured Promissory Note dated the date hereof made by the Debtor in favor of the Secured Party (the "Note"). Except as otherwise expressly defined herein, all capitalized terms shall have the meanings ascribed to them in the Note.

      In order to secure payments of all amounts which may become due and owing to the Secured Party under the Note, the Debtor has agreed to grant to the Secured Party a continuing security interest in and to all of the property of the Debtor.

      NOW, THEREFORE, in consideration of the premises hereof, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants, representations and warranties contained herein, the parties hereto agree as follows:

                          SECTION 1 - SECURITY INTEREST

      1.1 Description. As security for the prompt and complete payment and performance (whether at the stated maturity, by acceleration or otherwise) of all of the Debtor's obligations under the Note and any and all other obligations or debts of the Debtor to the Secured Party whether now existing or hereafter arising, the Debtor hereby assigns and grants to the Secured Party a continuing security interest in, upon and to all of the tangible and intangible personal property and fixtures of the Debtor, including without limitation the property described below, whether now owned or existing or hereafter acquired or arising, together with any and all additions thereto and replacements therefor and proceeds and products thereof (hereinafter referred to collectively as the "Collateral"):

            (a) all shares of outstanding capital stock of Air Industries Machining, Corp. ("AIM") owned by Debtor or its permitted assignees under the Note (the "Shares");

            (b) all of the Debtor's directly or indirectly held tangible personal property, including without limitation all present and future goods, inventory (including without limitation all printed materials, merchandise, raw materials, work in process, finished goods and supplies), equipment, merchandise, furniture, fixtures, office supplies, motor vehicles, machinery, paper, tools, computers, and associated equipment now owned or hereafter acquired, including, without limitation, the tangible personal property used in the operation of the businesses of the Debtor or of AIM; and

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            (c) all of the Debtor's other personal property, including, without limitation, all present and future accounts, accounts receivable, investment property, deposit accounts, rights to proceeds of letters of credit, letter-of-credit rights, contract rights, general intangibles (including without limitation, all goodwill, all trademarks, all other intellectual property to the extent assignable as collateral, including without limitation all copyrights, patents and domain names, all customer lists, vendor lists, and other printed materials, including all catalogs, indexes, lists, data and other documents and papers relating thereto, blue prints, designs and research and development), any information stored on any medium, including electronic medium, related to any of the personal property of the Debtor, all instruments, documents and chattel paper, all commercial tort claims, all supporting obligations and all debts, obligations and liabilities in whatever form owing to the Debtor from any person, firm or corporation or any other legal entity, whether now existing or hereafter arising, now or hereafter received by or belonging or owing to the Debtor, and all guaranties and security therefor.

Any of the foregoing terms which are defined in the Uniform Commercial Code of the State of New York, as in effect from time to time (the "NYUCC") shall have the meaning provided in the NYUCC as supplemented and expanded by the foregoing.

      1.2 Senior Debt.

            (a) Permitted Liens. The Debtor shall not create, assume or suffer to exist any encumbrance upon any of its assets, whether now owned or hereafter acquired, except as set forth herein, and for Liens (as defined below) (i) to secure Senior Indebtedness (as defined in the Note), (ii) for taxes or assessments or other governmental charges not yet due and payable; (iii) pledges or deposits of money securing statutory obligations under workmen's compensation, unemployment insurance, social security or public liability laws or similar legislation (excluding Liens under ERISA), (iv) deposits of money securing contracts (other than contracts for the payment of money) or leases to which Debtor is a party; (v) inchoate and unperfected workers', mechanics' or similar Liens arising in the ordinary course of business; (vi) carriers; warehousemen's, suppliers or other similar possessory Liens arising in the ordinary course of business; (vii) deposits securing or in lieu of security, appeal or customs bonds in proceedings to which Debtor is a party; and (viii) capital leases and purchase money security interests ("Permitted Liens"). For purposes of this Agreement, "Lien" shall mean any interest of any kind or nature in property securing an obligation owed to, or a claim of any kind or nature in property by, a Person other than the owner of the property, whether such interest is based on the common law, statute, regulation or contract, and including, but not limited to, a judgment, security interest or lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt, a lease, consignment or bailment for security purposes, a trust, or an assignment.

            (b) Subordination. The payment of the Note is subordinate and junior in right of payment to the prior payment of the Debtor's Senior Indebtedness pursuant to the subordination provisions contained in the Note. The Secured Party shall, from time to time after the date hereof, at Debtor's expense, execute and deliver any instrument and take such additional actions reasonably requested by the Debtor to confirm or evidence the subordination referenced hereby.


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      (c) Relative Rights. The subordination provisions of the Note are for the purpose of defining the relative rights of the holders of Senior Indebtedness and the Secured Party against the Debtor and its property. Nothing herein or in the Note or the agreements and other documents evidencing the Senior Indebtedness or creating or granting any Lien securing the Senior Indebtedness shall impair, as between the Secured Party and the Debtor, the obligation of the Debtor to pay to the Secured Party the amounts due under the Note in accordance with the terms and the provisions thereof and hereof; nor shall anything herein prevent the Secured Party from exercising all remedies otherwise permitted by applicable law, either by suit in equity or by action at law, or both, upon default under the Note.

      1.3 Lien Documents. As the Secured Party reasonably deems necessary, the Debtor shall execute and deliver to the Secured Party, or have executed and delivered:

            (a) Financing Statements. Financing statements, including without limitation any continuation statements and fixture filings, pursuant to the Uniform Commercial codes of the applicable jurisdictions in effect at the applicable times, which the Secured Party shall (and is hereby authorized to) file or record, as the case may be, in the jurisdiction where the Debtor is incorporated and in any other jurisdiction that the Secured Party deems appropriate; and

            (b) Other Agreements. Any other agreements, documents, instruments and writings as the Secured Party may reasonably request from time to time to evidence, perfect or protect the Secured Party's Lien and security interest in the Collateral.

      1.4 Other Actions. In addition to the foregoing, the Debtor shall do anything further that may be lawfully and reasonably required by the Secured Party to perfect the security interest and Liens in the Collateral granted hereunder to the Secured Party, and to preserve the priority of such security interest and Liens and effectuate the intentions and objects of this Agreement, including, without limitation, the execution and delivery of continuation statements, amendments to financing statements, and any other documents required hereunder. At the Secured Party's request, the Debtor shall also immediately deliver to the Secured Party all items constituting Collateral for which the Secured Party must receive possession to obtain a perfected security interest, including, without limitation, all notes, certificates and documents of title, Chattel Paper, Instruments, and the Shares, any other similar instruments constituting Collateral. Notwithstanding the foregoing, Debtor shall not be obligated to deliver to Secured Party any item constituting collateral that is in the possession of the holders of the Senior Indebtedness; provided that Debtor shall exercise commercially reasonable efforts to cause the holder of any Senior Indebtedness in possession of any item of collateral to hold such item as agent of Secured Party.

                   SECTION 2 - REPRESENTATIONS AND WARRANTIES

      2.1 The Debtor represents and warrants that:


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            (a) This Agreement is effective to create in favor of the Secured
Party legal, valid and enforceable Liens and security interests in all of the Debtor's right, title and interest in the Collateral, and when financing statements have been filed, Secured Party will have a valid and perfected Lien and security interest in and to the Collateral as to which perfection can be obtained by the filing of a financing statement, superior in right to any and all other Liens, existing or future, other than the Permitted Liens.

            (b) The address shown at the beginning of this Agreement is the current principal place of business of the Debtor, and all of the Debtor's current additional places of business, if any, and the locations of all of the Collateral currently are listed in Schedule I attached hereto. The Debtor will not change its principal or any other place of business, or the location of any Collateral from the locations set forth in Schedule I, or make any change in the Debtor's name or conduct the Debtor's business operations under any fictitious business name or trade name, without, in any such case, at least thirty (30) days' prior written notice to the Lender.

            (c) The Debtor is the sole owner of and has good and marketable title to each item of Collateral, free and clear of all Liens other than the Permitted Liens and the Liens and security interests in the Collateral granted hereunder to the Secured Party.

            (d) No security agreement, financing statement, equivalent security or lien instrument on continuation statement covering all or part of the Collateral is on file or of record in any public office, except (i) as may have been filed by the Debtor in favor of the Secured Party pursuant to this Agreement, (ii) as permitted to exist with respect to the Permitted Liens, or
(iii) such documents or instruments which remain on file or of record but which relate to Liens or security interests which the Debtor hereby represents and warrants have been fully discharged and terminated.

                              SECTION 3 - COVENANTS

      3.1 The Debtor covenants that until all of its obligations under the Note are completely and indefeasibly satisfied in full, that:

            (a) The Debtor shall give thirty (30) days prior written notice to the Secured Party of any change in the location of any Collateral from that set forth in Schedule I or of any change of its current principal place of business.

            (b) Except for Collateral that is obsolete or no longer used in the Debtor's business, the Debtor will keep the Collateral in good order and repair (normal wear excepted) and adequately insured at all times. The Debtor will pay promptly when due all taxes and assessments on the Collateral or for its use or operation, except for taxes and assessments contested in good faith and for which adequate reserves are created. The Secured Party may at its option discharge any taxes, liens, security interests or other encumbrances to which any Collateral is at any time subject, and may, upon the failure of the Debtor to do so in accordance with the terms hereof, purchase insurance on any Collateral and pay for the repair, maintenance or preservation thereof, and the Debtor agrees to reimburse the Secured Party on demand for any payments or expenses incurred by the Secured Party pursuant to the foregoing authorization and any unreimbursed amounts shall constitute obligations for all purposes hereof.


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            (c) The Debtor will not enter into any transaction with, including, without limitation, the purchase, sale or exchange of property or the rendering of any service to any of its affiliates, except in the ordinary course of, and pursuant to the reasonable requirements of, the Debtor's business and upon fair and reasonable terms no less favorable to the Debtor than could be obtained in a comparable arm's-length transaction with an unaffiliated person or entity.

            (d) The Debtor shall advise the Secured Party promptly upon the Debtor becoming aware that it owns any commercial tort claims. With respect to any commercial tort claim, the Debtor will execute and deliver such documents as the Secured Party deems necessary to create, perfect and protect his security interest and Lien in such commercial tort claim.

                              SECTION 4 - REMEDIES

      4.1 Rights and Remedies on Default. Subject to any and all rights of the holders of the Debtor's Senior Indebtedness pursuant to the Note, the Secured Party may, following the occurrence of an Event of Default (as defined in the Note), exercise rights and remedies of a secured party granted to it under the Uniform Commercial Code of any applicable jurisdiction and may exercise all rights and remedies under any other applicable law, including, without limitation, the following rights and remedies:

            (a) the right to take possession of, send notices, sell and collect directly all or any part of the Collateral, with or without judicial process (including, without limitation, the right to notify the United States postal authority to redirect all mail addressed to the Debtor to an address designated by the Secured Party);

            (b) by its own means or with judicial assistance, enter the Debtor's or AIM's premises and take possession of all or any part of the Collateral, or render it unusable, or dispose of or realize upon all or in part of the Collateral in any order desired by the Secured Party on such premises without any liability for rent, storage, utilities or other sums, and the Debtor shall not resist or interfere with such action; and

            (c) require the Debtor, at the Debtor's expense, to assemble all or any part of the Collateral and make it available to the Secured Party at any place designated by the Secured Party.

The Debtor hereby agrees that a notice received by it at least ten (10) days before the time of any intended public sale or of the time after which any private sale or other disposition of the Collateral is to be made, shall be deemed to be reasonable notice of such sale or other disposition. If permitted by applicable law, any perishable inventory or Collateral which threatens to speedily decline in value or which is sold on a recognized market may be sold immediately by the Secured Party without prior notice to the Debtor. The Secured Party shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold free of any equity or right of redemption which the Debtor hereby waives. The Debtor covenants and agrees not to interfere with or impose any obstacle to the Secured Party's exercise of its rights and remedies with respect to the Collateral after the occurrence of an Event of Default.


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

      4.2 Intellectual Property License. The Debtor hereby assigns, transfers and conveys to the Secured Party, effective upon the occurrence and during the continuance of any Event of Default, the non-exclusive right and license to use all intellectual property owned or used by the Debtor together with any goodwill associated therewith, all to the extent necessary to enable the Secured Party to realize on the Collateral and any successor or permitted assign to enjoy the benefits of the Collateral. This right and license shall insure to the benefit of all successors, assigns and transferees of the Secured Party, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license is granted free of charge and does not require the consent of any other person.

      4.3 Nature of Remedies. Subject to any and all rights of the holders of the Debtor's Senior Indebtedness, the Secured Party shall have the right to proceed against all or any portion of the Collateral in any order. All rights and remedies granted the Secured Party hereunder and under any agreement referred to herein, or otherwise available at law or in equity, shall be deemed concurrent and cumulative, and not alternative remedies, and the Secured Party may proceed with any number of remedies at the same time until all existing and future obligations under the Note are completely and indefeasibly satisfied in full. The exercise of any one right or remedy shall not be deemed a waiver or release of any other right or remedy, and the Secured Party, upon the occurrence of an Event of Default, may proceed against the Debtor, and/or the Collateral, at any time, under any agreement, with any available remedy and in any order.

                            SECTION 5 - MISCELLANEOUS

      5.1 Notices. All notices, requests, demands or other communications which are required to be or may be given or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered in person or after dispatch by a recognized overnight courier to the appropriate party to whom the same is so given or made:

            To Holder at:   Luis Peragallo
                            53 Willow Ridge Drive
                            Smithtown, New York 11787

            With copies to: Arnold & Porter LLP
                            399 Park Avenue
                            New York, NY 10022
                            Attn: Robert P. Wessely, Esq.
                            Fax: 212-715-1399

            To Company at:  Gales Industries Incorporated
                            333 East 66th Street, 9th Floor,
                            New York, New York 10021


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

or to such other address as a party has designated by notice in writing to the other party in the manner provided by this Section. All such notices, requests, demands or other communications shall be deemed to have been received on the date of delivery thereof (if delivered by hand) and on the next day after sending thereof (if by overnight courier).

      5.2 Amendments and Waivers. This Agreement may be amended, modified or supplemented by the parties hereto, provided that any such amendment, modification or supplement shall be in writing and signed by both parties. No waiver with respect to this Agreement shall be enforceable against either party unless in writing and signed by such party. Except as otherwise expressly provided herein, no failure to exercise, delay in exercising, or single or partial exercise of any right, power or remedy by either party, and no course of dealing between the parties, shall constitute a waiver of, or shall preclude any other or further exercise of the same or any other right, power or remedy.

      5.3 Successors and Assigns. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefits of the parties hereto and their respective successors, heirs and permitted assigns, including without limitation holders from time to time of the Note.

      5.4 Severability. If any provision of this Agreement is construed to be invalid, illegal or unenforceable, then the remaining provisions hereof shall not be affected thereby and shall be enforceable without regard thereto.

      5.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original hereof, and it shall not be necessary in making proof of this Agreement to produce or account for more than one original counterpart hereof.

      5.6 Section Headings. The section and subsection headings in this Agreement are for convenience of reference only, do not constitute a part of this Agreement, and shall not affect its interpretation.

      5.7 Governing Law; Submission to Jurisdiction; Service of Process; Jury Trial. This Agreement shall be governed by and construed in accordance with the law of the State of New York without regard to conflict of law provisions. Any legal suit, action or proceeding arising out of or based upon this Agreement shall be instituted in any federal or state court only in the City and County of New York, State of New York. The aforementioned choice of venue is intended to be mandatory and not permissive in nature, thereby precluding the possibility of litigation arising out of this Agreement in any jurisdiction other than that specified in this Section. The Debtor and the Secured Party each waive, to the fullest extent permitted under applicable law, any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this Section, and stipulates that the state and federal courts located in the City and County of New York, State of New York, shall have in personam jurisdiction and venue over them for the purpose of litigation any dispute, controversy or proceeding arising out of or related to this Note. The Debtor and the Secured Party further agree that a summons and complaint commencing an action or proceeding in any of the aforementioned courts shall be properly served and shall confer personal jurisdiction if served personally or by overnight courier to each party at its address provided in Section 5.1 hereof.


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      5.8 Limitations on the Secured Party's Duty in Respect of the Collateral.
Beyond the safe custody thereof, the Secured Party shall not have any duty as to the Collateral in his possession or control or in the possession or control of any of his agents or nominees or any income thereof or as to the preservation of rights against prior parties or any other rights pertaining thereto. Neither the Secured Party nor any of his agents shall be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouse, carrier, forwarding agency, consignee, broker or other agent or bailee selected by the Debtor or any of its agents or selected by the Secured Party or any of his agents in good faith.

      5.9 Costs and Expenses. The Debtor shall reimburse the Secured Party for all reasonable costs and expenses, including without limitation reasonable attorneys' fees and expenses, incurred in connection with (i) drafting, negotiating, executing and delivering any amendment, modification or waiver of, or consent with respect to, any matter relating to the rights of the Secured Party under this Agreement or the Note; (ii) creating, perfecting and maintaining perfection of the Liens and security interests in the Collateral in favor of the Secured Party; and (iii) enforcing any provision of this Agreement or the Note and/or collecting any amounts due under the Note.

      5.10 Waiver of Presentment. Demand. Etc.. To the fullest extent permitted by applicable law, the Debtor expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity of the obligations under the Note, diligence in collection, and the benefit of any exemption or insolvency laws.

      IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                                   DEBTOR:

                                                   GALES INDUSTRIES INCORPORATED


                                                   By: /s/ Michael A. Gales
                                                       -------------------------
                                                   Name: Michael A. Gales
                                                   Title: Executive Chairman

                                                   SECURED PARTY:


                                                   /s/ Luis Peragallo
                                                   ------------------
                                                   Luis Peragallo


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